UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _3/31__

Date of reporting period:  9/30/15__

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
September 30, 2015

Franklin Limited Duration Income Trust

Contents
Semiannual Report
Franklin Limited Duration Income Trust	2
Performance Summary	6
Financial Highlights and Statement of Investments	7
Financial Statements	22
Notes to Financial Statements	25
Annual Meeting of Shareholders	33
Dividend Reinvestment Plan	34
Shareholder Information	36

Semiannual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

This semiannual report for Franklin Limited Duration Income Trust covers the six months ended September 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the six months under review, the Fund had cumulative total returns of -4.84% based on net asset value and -7.51% based on market price. Net asset value decreased from $13.87 per share on March 31, 2015, to $12.84 at period-end, and the market price decreased from $12.17 to $10.90 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. After a solid rebound in the second quarter, estimates indicated tepid third-quarter growth despite healthy consumer spending as businesses cut back on inventories, exports declined and governments reduced their spending. Manufacturing and service activities expanded during the six-month period, contributing to new jobs, and the unemployment rate declined from 5.5% in March to 5.1% at period-end.1 Housing market data were generally encouraging as home sales and prices rose and mortgage rates edged up. Retail sales climbed for the six-month period as strong employment gains led to broad-based improvement, especially for auto and auto components sales. Inflation, as measured by the Consumer Price Index, rose for most of the period but declined toward period-end mainly due to a sharp drop in energy prices.

During the six-month period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. During its July meeting, the Fed stated that although labor market and economic conditions had improved, committee members would like more confidence that inflation was moving toward their goal before raising the federal funds target rate. Furthermore, it regarded international developments, particularly moderating growth in China and other emerging markets and China’s unexpected currency devaluation, as well as a strengthening U.S. dollar, as potential risks to U.S. economic growth. Although global financial markets anticipated an increase, in September the Fed kept interest rates unchanged and said it would continue to monitor developments abroad. The Fed also raised its forecast for 2015 U.S. economic growth and lowered its unemployment projections.

The 10-year Treasury yield, which moves inversely to price, began the period at 1.94% and rose to 2.50% in June, based partly on upbeat domestic and eurozone economic data as well as Greece’s agreement with its international creditors. At period-end, the yield declined to 2.06% as investors sought less risky assets given concerns about the ongoing uncertainty over the Fed’s timing for raising interest rates and China’s moderating growth and its currency devaluation.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 9.

|
2 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.
**Includes collateralized loan obligations.
***Rounds to less than 0.1% of net assets.

have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

Performance of the Fund’s primary asset classes was mixed over the semiannual period under review, as varying sensitivity to interest rates and commodity exposure drove divergent returns. Given conflicting outlooks for the domestic versus global economies, and the uncertain overall economic picture, the Fed refrained from increasing rates at its September 2015 meeting. Partly due to the lack of a rate increase, the yield on 10-year Treasury notes declined toward period-end after rising sharply at the beginning of the period, ending slightly above where it began. Commodity prices, while exhibiting a fair degree of volatility, generally trended downward over the course of the period, highlighted by crude oil prices falling from more than $60 per barrel in early June to a low of $38 in August, before rebounding slightly to end the Fund’s fiscal year at $45.2

The factors discussed above had different impacts on the financial markets in general and on the Fund’s asset classes in particular. The broader stock market, as measured by the Standard & Poor’s® 500 Index, declined 6.18%.3 As mentioned above, Treasury yields were volatile but overall flat for the period. Mortgage-backed securities, as measured by the Barclays U.S. Mortgage-Backed Securities (MBS) Index, returned +0.55% as the slight increase in interest rates partly offset coupon income.3 High yield corporate bonds, as measured by the Credit Suisse (CS) High Yield Index, declined 4.88% as commodity price weakness weighed on the energy and metals and mining sectors.4 Leveraged loans, which have smaller commodity exposure than high yield corporates, declined 0.45%, as measured by the CS Leveraged Loan Index (LLI).4 Over the course of the period, we added to our

Dividend Distributions*
4/1/15–9/30/15
Dividend per
Month	Common Share (cents)
April	6.20
May	6.20
June	6.20
July	6.20
August	6.20
September	6.20
Total	37.20
*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2. Source: Bloomberg, L.P.
3. Source: Morningstar.
4. Source: Credit Suisse Group.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

|
Semiannual Report 3

FRANKLIN LIMITED DURATION INCOME TRUST

position in leveraged loans and reduced our position in high yield corporate bonds. We reduced our allocation to mortgage-backed securities, while adding to other asset-backed securities.

High Yield Corporate Bonds

Despite a relatively healthy U.S. economy, high yield corporate bonds were negatively affected by exposure to commodity industries. The drop in oil prices hit energy, the largest industry in the high yield universe, particularly hard. Other non-energy commodities hindered the high yield market when prices for iron ore, copper and other commodities fell as new supply came to market amid concerns about weakening demand from China. Worries about the high yield market’s exposure to energy and other commodities led to periods of withdrawals from high yield mutual funds and exchange-traded funds. The redemptions added technical pressure to fundamental concerns and led to what we considered cheaper valuations for high yield corporate bonds. The yield spread above comparable Treasury yields increased from 5.4 percentage points to 7.0 as other sectors declined along with energy and metals.4 The average bond price declined from 98 to 90.4 Despite the pressures on commodity producers, we believed the broader economic and corporate credit picture remained fundamentally supportive for high yield credits. Although we remained positive on high yield corporate bonds, the overall price decline of the asset class reduced our allocation.

Floating Rate Corporate Loans

For the six months under review, the corporate loan asset class declined 0.45%, as measured by the CS LLI.4 During the period, sharply declining commodity prices and uncertainty around global economic growth contributed to periods of volatility in the credit markets, including the loan market. However, technical conditions generally managed to moderate losses over time, as collateralized loan obligation (CLO) issuance provided a source of demand, while activity in the primary market was relatively subdued.

Issuance in the primary market was relatively low during the period, amid market volatility and more restrained refinancing and leveraged buyout (LBO) activity. Although new volume related to mergers and acquisitions increased, many of the deals were related to strategic corporate buyers, rather than LBO transactions that would bring significant new supply to the market. Furthermore, U.S. federal agencies issued guidelines that sought to increase scrutiny on highly leveraged transactions, which helped discourage new LBOs.

Although investors expected new regulations regarding risk retention to possibly curtail new CLO volume, issuance of new vehicles resumed, as many new CLOs were able to structure their deals to seek compliance. However, CLOs continued to face challenging arbitrage conditions as more loans refi-nanced at tighter spreads and managers had difficulty sourcing collateral for new vehicles due to anemic new loan supply. Offsetting the demand from new CLOs were continued outflows from loan retail vehicles, which accelerated as credit market volatility increased.

The default rate by principal amount declined during the period after a large electrical utility default from the prior year was no longer included in the calculation. Although a handful of issuers, including oil and gas producers and coal producers, contributed to the default rate amid the ongoing impact of slower global growth and lower commodity prices, the default rate remained below historical averages.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency mortgage-backed securities (MBS) produced positive total returns and outperformed high yield corporate bonds and corporate loans.

In general, we believed agency MBS were trading at somewhat full valuations, as spreads continued to widen from their near historically low levels. The Fed continued to reinvest principal proceeds back into agency MBS, but as it moves closer to ceasing reinvestment in MBS, coupled with tight spreads, we expect higher MBS volatility. In our analysis, current low supply and the Fed’s continued reinvestment provided a favorable environment, but without the Fed’s participation, MBS would be more vulnerable to supply shocks. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayments could moderate with mortgage rates staying in the same range and underwriting standards remaining tight.

|
4 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

During the period, our heaviest allocation was in 3.5% through 4.5% coupon securities. We decreased our exposure to 3.0% and 3.5% coupons and increased our allocation to 4.0% and 4.5% coupons, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors as we found what we considered fundamentally sound bonds at attractive yields in these markets. We remained allocated to higher quality asset-backed securities and commercial MBS as these sectors delivered positive total returns and outperformed high yield corporate bonds and corporate loans.

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com

|
Semiannual Report 5

FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: FTF			9/30/15		3/31/15		Change
Net Asset Value (NAV)			$12.84		$13.87	-$	1.03
Market Price (NYSE MKT)			$10.90		$12.17	-$	1.27

Distributions[1] (4/1/15–9/30/15)
Dividend
Income

			$0.3720

Performance[2]
	Cumulative Total Return[3]				Average Annual Total Return[3]
	Based		Based on		Based		Based on
	on NAV[4]		market price[5]		on NAV[4]		market price[5]
6-Month	-4.84%		-7.51%		-4.84%		-7.51%
1-Year	-3.36%		-5.79%		-3.36%		-5.79%
5-Year	+30.64%	+	16.45%	+	5.49%	+	3.09%
10-Year	+83.48%	+	79.10%	+	6.26%	+	6.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Figures are for common shares. As of 9/30/15, the Fund had leverage in the amount of 34.19% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment plan.

|
6 Semiannual Report

franklintempleton.com

		FRANKLIN LIMITED DURATION INCOME TRUST

Financial Highlights
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Per common share operating performance
(for a common share outstanding throughout
the period)
Net asset value, beginning of period	$13.87	$14.36	$14.30	$13.82	$14.01	$13.48
Income from investment operations:
Net investment income[a]	0.37	0.73	0.80	0.90	0.92	0.98
Net realized and unrealized gains (losses)	(1.00)	(0.33)	0.20	0.62	(0.04)	0.65
Dividends to preferred shareholders from net
investment income	(0.03)	(0.06)	(0.06)	(0.05)	(0.05)	(0.05)
Total from investment operations	(0.66)	0.34	0.94	1.47	0.83	1.58
Less distributions to common shareholders from net
investment income	(0.37)	(0.83)	(0.88)	(0.99)	(1.02)	(1.05)
Net asset value, end of period	$12.84	$13.87	$14.36	$14.30	$13.82	$14.01
Market value, end of period[b]	$10.90	$12.17	$13.05	$14.82	$14.01	$13.14

Total return (based on market value per share)[c]	(7.51)%	(0.35)%	(5.85)%	13.41%	15.03%	6.25%

Ratios to average net assets applicable to
common shares[d,e]
Expenses	1.16%[f,g]	1.14%[f,g]	1.12%[f,g]	1.13%	1.15%	1.14%
Net investment income	5.37%	5.14%	5.65%	6.44%	6.73%	7.15%

Supplemental data
Net assets applicable to common shares, end of
period (000’s)	$344,546	$372,080	$385,388	$383,632	$370,095	$375,016
Portfolio turnover rate	147.80%	289.67%	318.57%	295.39%	302.18%	262.57%
Portfolio turnover rate excluding mortgage
dollar rolls[h]	54.85%	92.15%	137.85%	106.42%	106.49%	115.51%
Asset coverage per preferred share	$73,115	$76,665	$78,686	$79,157	$77,796	$76,096
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.
bBased on the last sale on the NYSE MKT.
cTotal return is not annualized for periods less than one year.
dBased on income and expenses applicable to both common and preferred shares.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hSee Note 1(e) regarding mortgage dollar rolls.

|
franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 7

FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, September 30, 2015 (unaudited)
	Country	Shares	Value
Common Stocks 0.0%†
Materials 0.0%†
[a]Verso Corp.	United States	5,659	$ 679
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112	67,284
Total Common Stocks (Cost $186,255)			67,963
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	4,950
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243	145,650
Total Convertible Preferred Stocks (Cost $369,948)			150,600

		Principal
		Amount*

Corporate Bonds 49.7%
Automobiles & Components 1.0%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	United Kingdom	2,000,000	1,905,000
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,500,000	1,576,875
			3,481,875
Banks 2.8%
[b]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN
thereafter, Perpetual	United States	2,500,000	2,615,625
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000	1,522,500
senior note, 5.00%, 5/15/17	United States	500,000	512,188
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000	530,000
[b]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	1,300,000	1,252,420
[b]JPMorgan Chase & Co., junior sub. bond,
R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,480,312
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	500,000	486,875
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,083,750
			9,483,670
Capital Goods 0.7%
[c]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	2,000,000	1,510,000
TransDigm Inc.,
[c]senior sub. bond, 144A, 6.50%, 5/15/25	United States	500,000	471,875
senior sub. note, 6.00%, 7/15/22	United States	500,000	468,750
			2,450,625
Commercial & Professional Services 0.2%
[c]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	700,000	659,750
Consumer Durables & Apparel 1.5%
KB Home, senior note,
4.75%, 5/15/19	United States	1,100,000	1,062,875
7.00%, 12/15/21	United States	1,100,000	1,108,250
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note,
144A,
5.25%, 4/15/21	United States	800,000	800,000
5.875%, 4/15/23	United States	1,000,000	998,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000	1,151,500
			5,121,375

8 | Semiannual Report			franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services 2.9%
[c]1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	1,200,000	$1,221,000
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	600,000	588,120
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	775,000
[d]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	United States	1,600,000	1,288,000
[c]International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	2,000,000	1,972,500
[c]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	1,000,000	1,071,250
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,000,000	2,205,000
[c]Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A,
5.50%, 3/01/25	United States	300,000	258,375
[c]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	698,000
			10,077,245
Diversified Financials 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	900,000	904,500
5.00%, 10/01/21	Netherlands	600,000	613,125
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	1,500,000	1,578,750
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	400,000	425,000
4.625%, 9/15/23	United States	500,000	506,250
Navient Corp., senior note,
8.45%, 6/15/18	United States	1,000,000	1,030,620
5.50%, 1/15/19	United States	1,100,000	1,025,063
5.00%, 10/26/20	United States	300,000	252,240
5.875%, 3/25/21	United States	200,000	168,625
[c]OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,100,000	1,119,250
			7,623,423
Energy 8.5%
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%,
4/15/22	United States	1,500,000	543,750
California Resources Corp., senior note, 5.50%, 9/15/21	United States	1,500,000	922,500
[c]Calumet Specialty Products Partners LP/Calumet Finance Co., senior note,
144A, 7.75%, 4/15/23	United States	1,000,000	923,120
CGG SA, senior note, 6.875%, 1/15/22	France	1,200,000	673,500
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	2,001,600	1,130,904
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000	1,496,240
6.125%, 2/15/21	United States	1,000,000	701,875
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,276,875
Compressco Partners LP/Finance Corp., senior note, 7.25%, 8/15/22	United States	400,000	328,000
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	1,100,000	745,250
[c]144A, 8.00%, 4/01/23	United States	900,000	647,460
[c]Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 144A, 6.25%, 4/01/23	United States	1,500,000	1,297,500
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,156,875
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	2,500,000	2,531,250

franklintempleton.com

|
Semiannual Report 9

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Energy XXI Gulf Coast Inc.,
senior note, 7.50%, 12/15/21	United States	600,000	$81,000
senior note, 6.875%, 3/15/24	United States	300,000	51,750
[c]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	500,000	237,500
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,000,000	625,000
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	250,000
[c]Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	1,100,000	1,006,500
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	100,000	34,500
senior note, 8.875%, 5/15/21	United States	1,000,000	305,000
[c]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	650,000	420,062
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	408,750
7.75%, 2/01/21	United States	1,000,000	235,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	1,400,000	1,295,000
Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	800,000	732,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	800,000	164,000
[c]Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	800,000	424,000
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	600,000	336,564
[c]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	2,500,000	953,125
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	300,000	77,250
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	1,000,000	841,000
Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
5.875%, 3/01/22	United States	200,000	205,273
5.00%, 10/01/22	United States	500,000	489,035
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	1,865,000
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	1,000,000	745,000
6.125%, 1/15/23	United States	500,000	337,500
[c]Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	1,000,000	425,000
[c]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,500,000	862,500
WPX Energy Inc., senior note, 7.50%, 8/01/20	United States	1,500,000	1,380,000
			29,162,408
Food, Beverage & Tobacco 2.0%
Constellation Brands Inc., senior note, 3.875%, 11/15/19	United States	900,000	920,250
Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	700,000	721,000
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,000,000	1,000,000
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,000,000	2,095,000
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	1,000,000	1,021,250
[c]144A, 6.75%, 12/01/21	United States	600,000	601,500
[c]144A, 6.00%, 12/15/22	United States	100,000	96,125
[c]144A, 7.75%, 3/15/24	United States	300,000	308,250
			6,763,375
Health Care Equipment & Services 3.6%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000	1,356,875
senior sub. note, 6.50%, 6/15/20	United States	500,000	510,000

|
10 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000	$1,147,437
senior secured note, first lien, 5.125%, 8/15/18	United States	900,000	922,500
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	1,000,000	983,875
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	1,500,000	1,560,000
senior note, 7.50%, 2/15/22	United States	1,000,000	1,132,500
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,075,000
senior secured note, first lien, 4.25%, 10/15/19	United States	200,000	202,250
[c]Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	600,000	607,500
[c]Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note,
144A, 6.375%, 8/01/23	United States	600,000	585,000
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	500,000	528,750
senior note, 5.00%, 3/01/19	United States	500,000	485,625
senior note, 5.50%, 3/01/19	United States	900,000	894,375
[c,e]senior note, 144A, FRN, 3.837%, 6/15/20	United States	500,000	497,500
			12,489,187
Materials 6.8%
ArcelorMittal, senior note, 5.25%, 2/25/17	Luxembourg	3,000,000	2,983,125
[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	700,000	733,250
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000	300,000
senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235	88,676
[e]senior secured note, 144A, FRN, 3.337%, 12/15/19	Luxembourg	700,000	675,500
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000	790,000
[c,f]Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	1,000,000	1,043,750
[c]Cemex SAB de CV, secured note, 144A, 5.875%, 3/25/19	Mexico	500,000	494,688
[c]The Chemours Co., senior note, 144A, 6.625%, 5/15/23	United States	2,000,000	1,350,000
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000	1,320,000
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	1,261,000	851,175
7.00%, 2/15/21	Canada	1,261,000	822,802
[c]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%,
3/01/22	Australia	2,500,000	2,321,875
[c]INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	2,000,000	1,940,000
Novelis Inc., senior note, 8.375%, 12/15/17	Canada	500,000	485,625
[c]Owens-Brockway Glass Container Inc., senior note, 144A,
5.00%, 1/15/22	United States	900,000	858,375
5.875%, 8/15/23	United States	400,000	404,000
[c]Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	400,000	346,000
[c]Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	600,000	486,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000	1,009,375
senior note, 9.00%, 4/15/19	United States	100,000	101,250
senior note, 8.25%, 2/15/21	United States	1,000,000	1,002,500
senior secured note, first lien, 7.125%, 4/15/19	United States	400,000	407,250
[c]Sealed Air Corp., senior bond, 144A,
5.125%, 12/01/24	United States	500,000	491,250
5.50%, 9/15/25	United States	600,000	610,500
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000	1,428,750

franklintempleton.com

|
Semiannual Report 11

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials (continued)
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	270,000	$51,300
			23,397,016
Media 4.8%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,045,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	2,000,000	1,880,000
[c]senior note, 144A, 5.125%, 5/01/23	United States	500,000	461,560
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	705,250
senior sub. note, 7.625%, 3/15/20	United States	800,000	805,000
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	1,500,000	1,346,250
5.25%, 6/01/24	United States	500,000	395,625
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	2,017,500
Gannett Co. Inc., senior note, 5.125%,
10/15/19	United States	1,200,000	1,221,000
7/15/20	United States	500,000	510,000
iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	1,900,000	1,591,250
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	600,000	516,000
[c]Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	1,000,000	1,007,500
5.375%, 4/15/25	United States	500,000	478,750
[c]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	1,100,000	1,073,187
[c]WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	1,500,000	1,458,750
			16,512,622
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[c]Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	600,000	525,000
[c]Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	700,000	686,875
senior note, 144A, 6.00%, 7/15/23	United States	500,000	496,250
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	600,000	597,000
[c]Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	300,000	265,875
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000	713,563
5.375%, 3/15/20	United States	500,000	487,188
5.625%, 12/01/21	United States	500,000	476,250
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000	1,495,312
			5,743,313
Real Estate 0.4%
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000	1,533,750
Retailing 0.6%
[c]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	400,000	405,500
[c]Dollar Tree Inc., senior note, 144A, 5.25%, 3/01/20	United States	400,000	412,160
[c]Netflix Inc., senior note, 144A, 5.50%, 2/15/22	United States	1,300,000	1,319,500
			2,137,160

|
12 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Software & Services 2.0%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000	$1,623,750
[c]First Data Corp., senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	3,000,000	3,123,750
[c]Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	1,500,000	1,380,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000	743,313
			6,870,813
Technology Hardware & Equipment 0.5%
[c]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	609,000	641,734
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,000,000	845,000
[c]CommScope Inc., senior secured note, 144A, 4.375%, 6/15/20	United States	400,000	398,000
			1,884,734
Telecommunication Services 4.2%
CenturyLink Inc., senior bond,
6.75%, 12/01/23	United States	300,000	261,750
[c]144A, 5.625%, 4/01/25	United States	1,400,000	1,125,250
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,112,250
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	637,000
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	1,500,000	1,411,875
10/15/20	Luxembourg	1,000,000	921,250
[c]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000	1,479,375
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	500,000	499,745
[c]144A, 9.00%, 11/15/18	United States	1,500,000	1,578,750
[c]144A, 7.00%, 3/01/20	United States	600,000	603,000
Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000	231,630
senior note, 7.25%, 9/15/21	United States	500,000	410,625
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	900,000	916,875
6.125%, 1/15/22	United States	1,000,000	967,500
[c]Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	2,000,000	1,963,750
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	495,000
			14,615,625
Transportation 1.2%
[c]Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%,
5/01/19	United States	1,000,000	982,500
Hertz Corp., senior note,
6.75%, 4/15/19	United States	1,000,000	1,020,000
5.875%, 10/15/20	United States	1,000,000	1,000,000
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	600,000	534,000
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	652,400
			4,188,900
Utilities 2.1%
Calpine Corp.,
senior note, 5.375%, 1/15/23	United States	1,500,000	1,406,250
[c]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	346,000	371,950
[c]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	104,125
Dynegy Inc., senior note, 6.75%, 11/01/19	United States	2,000,000	2,015,000
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,282,500

franklintempleton.com		Semiannual Report | 13

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19	United States	200,000	$183,000
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	700,000	617,750
[c]PPL Energy Supply LLC, senior bond, 144A, 6.50%, 6/01/25	United States	400,000	344,500
[c,d]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	2,000,000	780,000
			7,105,075
Total Corporate Bonds (Cost $191,817,832)			171,301,941
[e,g]Senior Floating Rate Interests 53.3%
Automobiles & Components 0.6%
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	1,985,000	1,951,916
Capital Goods 5.8%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/18/21	United States	987,500	982,563
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	1,773,823	1,777,149
B/E Aerospace Inc., Term Loan, 4.00%, 12/16/21	United States	2,456,363	2,468,018
Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21	Luxembourg	2,500,000	2,500,260
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term
Loan, 4.50%, 5/28/21	United States	1,467,341	1,472,231
Fly Funding II S.A.R.L., Loans, 3.50%, 8/09/19	Luxembourg	588,784	582,708
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	3,334,755	3,259,723
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	1,980,000	1,871,100
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	3,496,609	3,468,419
Tranche D Term Loan, 3.75%, 6/04/21	United States	987,500	979,168
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	622,366	623,922
			19,985,261
Commercial & Professional Services 0.9%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,962,500	2,960,278
Consumer Durables & Apparel 0.1%
Jarden Corp.,
Tranche B1 Term Loan, 2.944%, 9/30/20	United States	291,570	292,572
Tranche B2 Term Loan, 2.944%, 7/31/22	United States	121,797	121,950
			414,522
Consumer Services 5.3%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	1,975,000	1,866,375
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	1,400,000	1,403,597
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	2,954,887	2,762,820
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	1,975,000	1,891,062
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	United States	2,731,579	2,732,718
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	2,949,962	2,919,725
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	2,184,511	2,091,669
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	522,772	525,059
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,930,600	1,930,600
			18,123,625

|
14 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
[e,g]Senior Floating Rate Interests (continued)
Diversified Financials 0.6%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	1,974,811	$1,978,103
Energy 1.9%
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	1,997,373	1,837,583
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	57,301	57,229
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	2,054,000	2,036,028
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	3,063,700	2,193,098
[d]Samson Investment Co., Second Lien Tranche I Term Loan, 6.25%, 9/25/18	United States	2,000,000	295,000
			6,418,938
Food, Beverage & Tobacco 0.7%
AdvancePierre Foods Inc., Loans (Second Lien), 9.50%, 10/10/17	United States	840,000	843,675
[f]Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	1,668,041	1,670,382
			2,514,057
Health Care Equipment & Services 4.4%
Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	2,962,500	2,968,043
Community Health Systems Inc., 2019 Term G Loan, 3.75%, 12/31/19	United States	3,880,682	3,883,107
Connolly LLC, Initial Term Loan, 4.50%, 5/14/21	United States	1,975,000	1,974,384
DaVita HealthCare Partners Inc., Tranche B Term Loan, 3.50%, 6/24/21	United States	2,882,709	2,886,817
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	3,424,899	3,422,758
			15,135,109
Household & Personal Products 0.9%
Spectrum Brands Inc., Initial Term Loans, 3.75% - 5.25%, 6/23/22	United States	935,576	940,036
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,442,545	2,308,205
			3,248,241
Materials 7.3%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	1,814,030	1,804,708
[f]Berry Plastics Corp., Term F Loans, 5.25%, 10/01/22	United States	557,541	557,392
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,071,548	2,682,484
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	1,576,562	1,579,518
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	4,417,092	3,633,058
[f]Ineos U.S. Finance LLC, 2018 Dollar Term Loan, 5.00%, 5/04/18	United States	1,651,217	1,609,111
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	2,041,375	2,018,622
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	1,811,151	1,838,318
Oxbow Carbon LLC, Tranche B Term Loan, 4.25%, 7/19/19	United States	3,097,890	3,029,479
Reynolds Group Holdings Inc., U.S. Term Loan, 4.50%, 12/01/18	United States	2,432,304	2,436,864
Solenis International LP and Solenis Holdings 3 LLC, First Lien Term Loan,
4.25%, 7/31/21	United States	811,800	801,653
Tronox Pigments (Netherlands) BV, New Term Loan, 4.25%, 3/19/20	Netherlands	3,610,463	3,161,661
			25,152,868
Media 5.4%
Charter Communications Operating LLC, Term H Loan, 3.25%, 8/24/21	United States	786,778	784,647
[f]CSC Holdings Inc. (Cablevision), Initial Term Loans, 3.25%, 10/09/22	United States	838,694	834,051
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,318,480	2,895,374
Gray Television Inc., Initial Term Loan, 3.75%, 6/13/21	United States	2,646,830	2,643,797
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	1,849,940	1,839,246
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	3,056,719	3,065,442
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,031,507	2,021,350

franklintempleton.com		Semiannual Report | 15

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
[e,g]Senior Floating Rate Interests (continued)
Media (continued)
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21	Netherlands	2,003,077	$1,975,356
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	2,622,815	2,589,093
			18,648,356
Pharmaceuticals, Biotechnology & Life Sciences 2.7%
Akorn Inc., Loans, 5.50%, 4/16/21	United States	762,300	761,029
[f]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 5.25%, 9/25/22	United States	1,652,222	1,650,028
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.194%,
2/27/21	United States	1,989,899	1,992,593
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	United States	1,109,775	1,094,793
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	1,642,257	1,618,137
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	2,373,952	2,352,563
			9,469,143
Retailing 3.8%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	4,000,000	3,863,332
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	3,069,297	3,075,997
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,852,105	2,467,071
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	1,884,545	1,888,068
[f]PetSmart Inc., Term Loans, 7.50%, 3/10/22	United States	1,987,887	1,987,681
			13,282,149
Semiconductors & Semiconductor Equipment 1.2%
Avago Technologies Cayman Ltd., Term Loans, 3.75%, 5/06/21	United States	2,575,550	2,576,921
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	1,649,125	1,658,442
			4,235,363
Software & Services 2.2%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,864,664	2,609,531
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	4,101,956	3,876,349
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	1,235,756	1,059,661
			7,545,541
Technology Hardware & Equipment 2.9%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	2,958,701	2,958,701
CommScope Inc., Tranche 5 Term Loan, 3.75%, 12/29/22	United States	2,047,265	2,046,945
Dell International LLC,
Term B-2 Loan, 4.00%, 4/29/20	United States	2,039,735	2,036,416
Term Loan C, 3.75%, 10/29/18	United States	1,939,918	1,938,186
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%,
10/18/19	United States	982,500	980,862
			9,961,110
Telecommunication Services 2.0%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	3,410,931	3,333,332
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,464,889	1,457,869
[f]Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	1,994,913	1,985,936
			6,777,137

|
16 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
[e,g]Senior Floating Rate Interests (continued)
Transportation 3.2%
Air Canada, Term Loan, 4.00%, 9/26/19	Canada	1,462,320		$1,466,433
[f]Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	1,629,859		1,629,095
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		991,250
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	992,347		990,610
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	994,898		982,773
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	1,886,092		1,885,503
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	2,969,697		2,961,035
				10,906,699
Utilities 1.4%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	124,320		124,456
Term B Loans, 6.375%, 8/13/19	Australia	1,870,596		1,872,642
Calpine Corp.,
Term Loan (B5), 3.50%, 5/27/22	United States	2,604,672		2,570,486
Term Loans (B3), 4.00%, 10/09/19	United States	329,800		329,686
				4,897,270
Total Senior Floating Rate Interests (Cost $189,820,516)				183,605,686
Foreign Government and Agency Securities 1.7%
Government of Malaysia,
3.197%, 10/15/15	Malaysia	1,980,000	MYR	450,283
senior note, 3.172%, 7/15/16	Malaysia	1,100,000	MYR	250,157
senior note, 4.012%, 9/15/17	Malaysia	4,000,000	MYR	920,105
Government of Mexico, 7.75%, 12/14/17	Mexico	320,000[h] MXN		2,036,160
Government of Poland,
5.00%, 4/25/16	Poland	125,000	PLN	33,508
4.75%, 10/25/16	Poland	2,100,000	PLN	570,254
Strip, 1/25/16	Poland	310,000	PLN	81,176
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	899,200,000	KRW	760,533
3.00%, 12/10/16	South Korea 1,000,000,000		KRW	858,347
Total Foreign Government and Agency Securities
(Cost $6,472,705)				5,960,523
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 14.5%
Banks 7.1%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,610,000		1,640,171
[e]Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.714%,
6/25/34	United States	887,554		893,166
Bear Stearns Commercial Mortgage Securities Inc.,
[e]2006-PW11, AJ, FRN, 5.552%, 3/11/39	United States	1,750,000		1,769,390
[e]2006-PW12, AJ, FRN, 5.753%, 9/11/38	United States	1,500,000		1,518,632
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,838,231
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	894,000		881,064
[e]2007-C6, AM, FRN, 5.711%, 6/10/17	United States	1,520,000		1,595,568
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000		1,521,350
[e]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	1,300,000		1,057,264

franklintempleton.com		Semiannual Report | 17

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000	$1,466,250
Greenwich Capital Commercial Funding Corp.,
[e]2006-GG7, AJ, FRN, 5.819%, 7/10/38	United States	1,590,000	1,578,119
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000	1,482,319
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	380,000	385,784
[e]2006-LDP7, AJ, FRN, 6.10%, 4/15/45	United States	1,827,000	1,774,620
JPMBB Commercial Mortgage Securities Trust, 2015 C-28, A4, 3.227%,
10/15/48	United States	1,410,000	1,425,428
[e]Merrill Lynch Mortgage Investors Trust,
2003-OPT1, B2, FRN, 4.319%, 7/25/34	United States	33,301	16,151
2005-A6, 2A3, FRN, 0.574%, 8/25/35	United States	489,581	446,818
[e]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.46%, 11/12/37	United States	1,000,280	999,891
[e]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.144%,
10/25/33	United States	350,442	261,092
[e]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.495%, 3/12/44	United States	110,000	110,530
2007-IQ16, AMA, FRN, 6.273%, 12/12/49	United States	645,000	689,054
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000	573,201
Wells Fargo Mortgage Backed Securities Trust,
[e]2004-W, A9, FRN, 2.641%, 11/25/34	United States	400,556	408,773
2007-3, 3A1, 5.50%, 4/25/37	United States	171,319	174,751
			24,507,617
Diversified Financials 7.4%
[c,e]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.329%, 11/25/20	United States	530,000	523,746
[e]Argent Securities Inc., 2003-W5, M4, FRN, 5.819%, 10/25/33	United States	462,363	461,570
[c,e]Atrium CDO Corp., 10A, C, 144A, FRN, 2.889%, 7/16/25	United States	920,000	903,771
[c,e]Atrium XI, 11A, C, 144A, FRN, 3.494%, 10/23/25	Cayman Islands	910,000	909,545
[c,e]BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.685%, 5/26/35	United States	1,600,000	1,544,784
[c,e]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.895%, 1/27/25	Cayman Islands	750,000	726,787
[c,e]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.673%, 3/11/21	United States	457,000	435,558
[c,e]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.297%, 1/30/25	United States	392,157	391,118
[e]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN,
0.694%, 2/25/35	United States	493,412	442,722
[c,e]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.695%, 7/26/21	United States	640,000	626,291
[c,e]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.289%, 10/15/21	United States	310,000	304,913
[c,e]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.526%, 10/20/43	United States	460,248	459,355
[c,e]Cumberland Park CDO Ltd., 2015-2A, B, 144A, FRN, 2.372%, 7/20/26	Cayman Islands	1,230,000	1,226,285
[c,e]Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.122%, 7/20/26	United States	190,000	187,581
[c,e]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.739%, 7/15/26	Cayman Islands	1,000,000	993,940
B, 144A, FRN, 2.339%, 7/15/26	United States	400,000	393,988
C, 144A, FRN, 3.289%, 7/15/26	United States	170,000	168,275
[e]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 2.394%, 2/25/24	United States	2,300,000	2,318,376
2014-DN4, M2, FRN, 2.594%, 10/25/24	United States	2,400,000	2,419,300
2014-HQ2, M2, FRN, 2.394%, 9/25/24	United States	900,000	894,784
2015-DN1, M2, FRN, 2.594%, 1/25/25	United States	2,300,000	2,329,225
2015-HQ1, M2, FRN, 2.394%, 3/25/25	United States	900,000	900,792

|
18 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e]Impac Secured Assets Trust, 2007-2, FRN, 0.444%, 4/25/37	United States	465,145		$432,488
[c,e]Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.657%, 3/17/32	United States	882,897		879,661
[e]MortgageIT Trust, 2004-1, A2, FRN, 1.094%, 11/25/34	United States	547,442		526,979
[e]Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.504%,
11/25/35	United States	809,707		766,654
[e,i]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.144%, 11/25/33	United States	193,598		119,453
[e]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.069%,
4/25/33	United States	13,987		7,202
[e]Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.697%, 2/25/35	United States	497,522		481,116
[e,j]Talisman 6 Finance, Reg S, FRN, 0.161%, 10/22/16	Germany	20,417	EUR	22,561
[e]Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.236%, 4/25/45	United States	1,130,962		1,123,743
[c,e]Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.189%, 4/15/24	Cayman Islands	180,000		179,134
2013-2A, B, 144A, FRN, 2.975%, 4/25/25	United States	1,000,000		982,440
[c,e]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.525%, 8/01/22	United States	349,553		345,386
				25,429,523
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $49,731,455)				49,937,140
Mortgage-Backed Securities 29.3%
[e]Federal Home Loan Mortgage Corp. (FHLMC)
Adjustable Rate 0.1%
FHLMC, 2.702%, 5/01/34	United States	273,142		288,499
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.4%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	959,757		1,035,837
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	22,886		24,315
[f]FHLMC Gold 30 Year, 3.50%, 10/01/45	United States	2,000,000		2,082,031
[f]FHLMC Gold 30 Year, 4.00%, 10/01/45	United States	9,000,000		9,582,891
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,022,086		1,160,187
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	561,277		643,812
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	155,342		176,788
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	21,343		22,778
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	469,380		573,169
				15,301,808
[e]Federal National Mortgage Association (FNMA)
Adjustable Rate 0.2%
FNMA, 1.79% - 1.975%, 6/01/32 - 7/01/34	United States	725,221		769,872
Federal National Mortgage Association (FNMA) Fixed Rate 20.6%
FNMA 15 Year, 3.00%, 8/01/27	United States	18,983		19,866
[f]FNMA 15 Year, 3.50%, 1/01/26 - 10/01/30	United States	495,614		523,765
FNMA 15 Year, 5.50%, 7/01/20	United States	387,535		412,264
FNMA 15 Year, 6.00%, 6/01/17	United States	4		4
FNMA 15 Year, 6.50%, 7/01/20	United States	2,538		2,616
[f]FNMA 30 Year, 3.50%, 10/01/45	United States	14,900,000		15,549,552
[f]FNMA 30 Year, 4.00%, 10/01/45	United States	27,115,000		28,930,434
[f]FNMA 30 Year, 4.50%, 10/01/45	United States	19,550,000		21,199,532
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	799,424		881,133
FNMA 30 Year, 5.50%, 6/01/37	United States	825,622		921,839
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	1,619,258		1,836,622

franklintempleton.com		Semiannual Report | 19

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate
(continued)
FNMA 30 Year, 6.50%, 8/01/32	United States	204,186	$238,251
FNMA 30 Year, 7.00%, 9/01/18	United States	34,589	36,347
FNMA 30 Year, 8.00%, 10/01/29	United States	78,037	87,477
FNMA 30 Year, 8.50%, 8/01/26	United States	181,572	197,477
			70,837,179
Government National Mortgage Association (GNMA)
Fixed Rate 4.0%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	502,165	577,665
[f]GNMA II SF 30 Year, 3.50%, 10/01/45	United States	12,400,000	12,996,240
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	59,902	68,654
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	150,450	185,803
			13,828,362
Total Mortgage-Backed Securities (Cost $100,052,276)			101,025,720
Municipal Bonds 1.0%
Metropolitan St. Louis Sewer District Wastewater System Revenue, Series B,
4.00%, 5/01/19	United States	1,000,000	1,113,220
New York Thruway Authority General Junior Indebtedness Obligations
Revenue, Series A, 5.00%, 5/01/19	United States	1,000,000	1,128,730
Triborough Bridge and Tunnel Authority Revenues, Refunding, Sub Series D-1,
2.885%, 11/15/19	United States	1,000,000	1,041,910
Total Municipal Bonds (Cost $3,181,130)			3,283,860

		Shares

Litigation Trusts (Cost $—) 0.0%
Materials 0.0%
[a,k]NewPage Corp., Litigation Trust	United States	1,500,000	—
Total Investments before Short Term Investments
(Cost $541,632,117)			515,333,433
Short Term Investments (Cost $14,160,175) 4.1%
Money Market Funds 4.1%
[a,l]Institutional Fiduciary Trust Money Market Portfolio	United States	14,160,175	14,160,175
Total Investments (Cost $555,792,292) 153.7%			529,493,608
Preferred Shares (26.1)%			(90,000,000)
Other Assets, less Liabilities (27.6)%			(94,947,200)
Net Assets 100.0%			$344,546,408

|
20 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bPerpetual security with no stated maturity date.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At September 30, 2015, the aggregate value of these securities was $90,228,154, representing 26.19% of net assets.
dSee Note 8 regarding defaulted securities.
eThe coupon rate shown represents the rate at period end.
fA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).
gSee Note 1(f) regarding senior floating rate interests.
hPrincipal amount is stated in 100 Mexican Peso Units.
iThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
jSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2015, the value of this security was
$22,561, representing less than 0.01% of net assets.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days.
lSee Note 4(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	JPHQ	Sell	105,568	$118,391	10/22/15	$358	$—
Japanese Yen	DBAB	Sell	718,475,000	5,871,549	12/17/15	—	(130,120)
Japanese Yen	JPHQ	Sell	180,180,000	1,471,554	12/17/15	—	(33,552)
Japanese Yen	DBAB	Sell	300,710,000	2,454,606	1/14/16	—	(59,427)
Euro	DBAB	Sell	470,359	526,256	2/22/16	1,096	(2,077)
Japanese Yen	DBAB	Sell	817,693,750	6,790,435	2/22/16	—	(51,495)
Japanese Yen	HSBC	Sell	60,710,000	500,041	2/22/16	63	(8,004)
Japanese Yen	JPHQ	Sell	154,670,000	1,277,615	2/22/16	205	(16,769)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$1,722	$(301,444)
Net unrealized appreciation (depreciation)							$(299,722)
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 32.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	21

FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$541,632,117
Cost - Sweep Money Fund (Note 4c)	14,160,175
Total cost of investments	$555,792,292
Value - Unaffiliated issuers	$515,333,433
Value - Sweep Money Fund (Note 4c)	14,160,175
Total value of investments	529,493,608
Cash	714,896
Foreign currency, at value (cost $504,448)	507,169
Receivables:
Investment securities sold	1,610,734
Interest	4,708,199
Due from brokers	250,000
Unrealized appreciation on OTC forward exchange contracts	1,722
Total assets	537,286,328
Liabilities:
Payables:
Investment securities purchased	100,302,716
Management fees	304,894
Distributions to common shareholders	1,663,810
Distributions to preferred shareholders	5,703
Trustees’ fees and expenses	1,533
Unrealized depreciation on OTC forward exchange contracts	301,444
Accrued expenses and other liabilities	159,820
Total liabilities	102,739,920
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$344,546,408
Net assets applicable to common shares consist of:
Paid-in capital	$381,377,452
Distributions in excess of net investment income	(761,409)
Net unrealized appreciation (depreciation)	(26,599,848)
Accumulated net realized gain (loss)	(9,469,787)
Net assets applicable to common shares	$344,546,408
Common shares outstanding	26,835,650
Net asset value per common share	$12.84

|

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Investment income:
Interest	$11,927,902
Expenses:
Management fees (Note 4a)	1,910,129
Transfer agent fees	35,842
Custodian fees (Note 5)	3,929
Reports to shareholders	19,417
Registration and filing fees	12,396
Professional fees	54,301
Trustees’ fees and expenses	11,790
Auction agent fees and expenses	22,461
Other	46,907
Total expenses	2,117,172
Expense reductions (Note 5)	(99)
Expenses waived/paid by affiliates (Note 4c)	(6,899)
Net expenses	2,110,174
Net investment income	9,817,728
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(1,928,737)
Foreign currency transactions	941,859
Net realized gain (loss)	(986,878)
Net change in unrealized appreciation (depreciation) on:
Investments	(24,614,452)
Translation of other assets and liabilities denominated in foreign currencies	(1,022,480)
Net change in unrealized appreciation (depreciation)	(25,636,932)
Net realized and unrealized gain (loss)	(26,623,810)
Net increase (decrease) in net assets resulting from operations	(16,806,082)
Distributions to preferred shareholders from net investment income	(744,678)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$(17,550,760)

|

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$9,817,728	$19,540,354
Net realized gain (loss)	(986,878)	7,507,838
Net change in unrealized appreciation (depreciation)	(25,636,932)	(16,698,840)
Distributions to preferred shareholders from net investment income	(744,678)	(1,491,134)
Net increase (decrease) in net assets applicable to common shares resulting from
operations	(17,550,760)	8,858,218
Distributions to common shareholders from net investment income	(9,982,861)	(22,166,247)
Net increase (decrease) in net assets	(27,533,621)	(13,308,029)
Net assets applicable to common shares:
Beginning of period	372,080,029	385,388,058
End of period	$344,546,408	$372,080,029
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(761,409)	$148,402

|

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

franklintempleton.com

|
Semiannual Report 25

FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential

|
26 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At September 30, 2015, the Fund had OTC derivatives in a net liability position of $299,722 and the aggregate value of collateral pledged for such contracts was $250,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

franklintempleton.com

|
Semiannual Report 27

FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized (without par value).

During the period ended September 30, 2015, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended September 30, 2015; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the period ended September 30, 2015, the dividends on Preferred Shares ranged from 1.641% to 1.665%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

|
28 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2015, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily managed assets, and is not an additional expense of the Fund.

c. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, the Fund had capital loss carryforwards of $8,480,888 expiring in 2018.

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$556,340,684

Unrealized appreciation	$4,489,560
Unrealized depreciation	(31,336,636)
Net unrealized appreciation (depreciation)	$(26,847,076)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses and bond discounts and premiums.

franklintempleton.com

|
Semiannual Report 29

FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $797,616,224 and $794,784,409, respectively.

8. Credit Risk and Defaulted Securities

At September 30, 2015, the Fund had 72.16% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2015, the aggregate value of these securities was $2,363,000, representing 0.69% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Other Derivative Information

At September 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	$1,722		forward exchange contracts $301,444

For the period ended September 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change
		Net			in Unrealized
Derivative Contracts		Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Location	for the Period		Operations Location	for the Period
Foreign exchange contracts	Net realized gain (loss) from:			Net change in unrealized
	Foreign currency transactions	$953,550	[a]	appreciation (depreciation)
on: Translation of other assets
and liabilities denominated
				in foreign currencies	$(1,038,701)[a]

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended September 30, 2015, the average month end fair value of derivatives represented 0.16% of average month end net assets. The average month end number of open derivative contracts for the period was 18.

See Note 1(d) regarding derivative financial instruments.

|
30 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$—	$217,884	$217,884
All Other Equity Investments[b]	679	—	—	679
Corporate Bonds	—	171,301,941	—	171,301,941
Senior Floating Rate Interests	—	183,605,686	—	183,605,686
Foreign Government and Agency Securities	—	5,960,523	—	5,960,523
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	49,937,140	—	49,937,140
Mortgage-Backed Securities	—	101,025,720	—	101,025,720
Municipal Bonds	—	3,283,860	—	3,283,860
Litigation Trusts	—	—	—[c]	—
Short Term Investments	14,160,175	—	—	14,160,175
Total Investments in Securities	$14,160,854	$515,114,870	$217,884	$529,493,608
Other Financial Instruments
Forward Exchange Contracts	$—	$1,722	$—	$1,722

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$301,444	$—	$301,444

[a]Includes common and convertible preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at September 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

franklintempleton.com

|
Semiannual Report 31

FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency	Selected Portfolio
DBAB Deutsche Bank AG		EUR Euro	CDO Collateralized Debt Obligation
HSBC	HSBC Bank USA, N.A.	KRW South Korean Won	CLO	Collateralized Loan Obligation
JPHQ	JP Morgan Chase & Co.	MXN Mexican Peso	FRN	Floating Rate Note
		MYR Malaysian Ringgit	SF	Single Family
PLN Polish Zloty

|
32 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

Annual Meeting of Shareholders

September 17, 2015

At an Annual Meeting of Shareholders of the Fund held on September 17, 2015, shareholders elected the following persons as Trustees of the Fund to hold office for a three year term, set to expire at the 2018 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier.

The results of the voting are as follows:
	Common &	% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustees	Shares For	Shares	Voted	Abstain	Shares	Voted
J. Michael Luttig	21,028,798.00	78.35%	87.88%	2,899,372.00	10.80%	12.12%
Frank A. Olson	20,998,585.00	78.24%	87.76%	2,929,585.00	10.92%	12.24%

		% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustee	Shares For	Shares	Voted	Abstain	Shares	Voted
Gregory E. Johnson	2,572.00	71.44%	98.36%	43.00	1.19%	1.64%

Note: Harris J. Ashton, Mary Choksi, Edith E. Holiday, Rupert H. Johnson, Larry D. Thompson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

franklintempleton.com

|
Semiannual Report 33

FRANKLIN LIMITED DURATION INCOME TRUST

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in

|
34 Semiannual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

DIVIDEND REINVESTMENT PLAN

the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

franklintempleton.com

|
Semiannual Report 35

FRANKLIN LIMITED DURATION INCOME TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

|
36 Semiannual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.   The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.   The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.   The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.   The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date November 25, 2015

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date November 25, 2015